ING INVESTORS TRUST

ING Legg Mason Partners All Cap Portfolio

Supplement dated January 19, 2007

to the Adviser Class, Institutional Class, Service Class

and Service 2 Class Prospectuses,

the Adviser Class Statement of Additional Information (“SAI”)

and the Institutional Class, Service Class and Service 2 Class SAI

each dated April 28, 2006

On January 11, 2007, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the following “Disappearing Portfolio” into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Legg Mason Partners All Cap Portfolio	ING Janus Contrarian Portfolio

The proposed Reorganization is subject to the approval by shareholders of the Disappearing Portfolio. If shareholder approval is obtained, it is expected that the Reorganization would take place during the second quarter of 2007. Shareholders will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE